UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2026 (September 25, 2026)

Acadia Healthcare Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Aspen Grove Drive, Suite 900 Franklin, Tennessee (Address of Principal Executive Offices)	37067 (Zip Code)

(615) 861-6000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 8.01.         Other Events.

On September 1, 2026, the United States District Court for the Middle District of Tennessee (the “Court”) issued an order (the “Preliminary Approval Order”) providing for preliminary approval of the proposed settlement of the claims asserted nominally on behalf of Acadia Healthcare Company, Inc. (the “Company”) against the individual defendants named in the previously disclosed stockholder derivative actions styled Solak v. Jacobs, et al., Case No. 2021-0163-NAC (Del. Ch.), Davydov v. Jacobs, et al., Case No. 3:19-cv-00167 (M.D. Tenn.), Beard v. Jacobs, et al., Case No. 3:19-cv-0441 (M.D. Tenn.) and Pfenning v. Jacobs, et al., Case No. 2020-0915-NAC (Del. Ch.), the latter three of which the Company previously disclosed as related to the securities litigation settled in November 2025. As required by the Preliminary Approval Order, the Company is filing (a) the Stipulation of Settlement dated July 31, 2026 that is the subject of the Preliminary Approval Order and (b) the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action, with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Description of Business

Unless the context otherwise requires, all references herein to “Acadia,” “the Company,” “we,” “us” or “our” mean Acadia Healthcare Company, Inc. and its consolidated subsidiaries. Acadia Healthcare Company, Inc. is a holding company whose direct and indirect subsidiaries own and operate acute inpatient psychiatric facilities, specialty treatment facilities, comprehensive treatment centers, residential treatment centers and facilities providing outpatient behavioral healthcare services to serve the behavioral healthcare and recovery needs of communities throughout the U.S. and Puerto Rico. The terms “facilities,” “centers,” “clinics” and “hospitals” refer to entities owned, operated or managed by subsidiaries of Acadia Healthcare Company, Inc. References herein to “employees” refer to employees of subsidiaries of Acadia Healthcare Company, Inc.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

99.1	Stipulation of Settlement, dated July 31, 2026.

99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: September 25, 2026	By:	/s/ Brian P. Farley
Brian P. Farley
Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary